Supplement dated August 14, 2026 to the Statutory Prospectus dated May 1, 2026 for the following variable universal life policies:

Issued by Pacific Life Insurance Company

MVP VUL 11

MVP VUL 11 LTP

MVP VUL Admiral

MVP VUL Admiral 2

Pacific KeyExec VUL

Pacific Select VUL 2

Pacific Harbor VUL

Pacific Legacy Survivorship VUL

Pacific Protector VUL

Pacific Protector Plus VUL

Pacific Admiral VUL

Pacific Admiral VUL 2

The purpose of this supplement is to announce certain underlying fund changes. This supplement must be preceded or accompanied by the Statutory Prospectus, for your Policy, as supplemented. All information in the Prospectus dated May 1, 2026, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance, as applicable; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective July 29, 2026, the name of the Vanguard VIF Mid-Cap Index Portfolio changed.

The APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT section is amended to reflect the following change:

●	All references to the name Vanguard VIF Mid-Cap Index Portfolio will change to the Vanguard VIF Morningstar Mid-Cap Index Portfolio.

All other references in the prospectus to the Vanguard VIF Mid-Cap Index Portfolio will be Vanguard VIF Morningstar Mid-Cap Index Portfolio.